Exhibit 99.1

Pages F-2 through F-23 of the Information Statement/Prospectus contained in the Registration Statement on Form S-4 of Time Warner Telecom Inc. (Registration No. 333-137075), filed on 9/1/2006, as amended on 9/22/2006 (incorporated herein by reference)